AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

               Limited-Term Bond - Intermediate-Term Bond - Bond
                         Investor Class - Advisor Class
                       SUPPLEMENT DATED DECEMBER 24, 1998
                         Prospectus dated March 1, 1998

The seventh  paragraph on page 8 of the Investor Class Prospectus and page 10 of
the   Advisor   Class   Prospectus   under  the  heading   "LIMITED-TERM   BOND,
INTERMEDIATE-TERM BOND AND BOND" is replaced with the following:

     Under normal market conditions, each fund will maintain at least 65% of the value of its total assets in investment-grade bonds and other debt instruments (for example, securities rated in the four highest categories by an independent rating organization). In addition, up to 15% of a fund's assets may be invested in securities rated in the fifth highest category, or determined to be of comparable quality by the fund's manager. The remainder of the fund's assets will be invested in short-term money market instruments. For temporary defensive purposes, 100% of a fund's assets may be invested in money market instruments.

In the same section of the Prospectus, the following new paragraph is inserted as the tenth paragraph of the section:

     Each fund may invest up to 15% of its assets in securities rated in the fifth highest category by an independent rating organization (for example, at least Ba by Moody's or BB by S&P), or determined to be of comparable quality by the fund's manager. A Ba rating by Moody's indicates that the bonds have some speculative characteristics. A BB rating by S&P indicates that the security faces major uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

The following disclosure is added to the PROSPECTUS under the heading "Management" following the subsection "Transfer and Administrative Services on page 24 of the Investor Class Prospectus and page 20 of the Advisor Class Prospectus."

YEAR 2000 ISSUES

     Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. Because this may impact the computer systems of various American Century-affiliated and external service providers for the funds, American Century formally initiated a Year 2000 readiness project in July 1997. It involves a team of information technology professionals assisted by outside consultants and guided by a senior-level steering committee. The team's goal is to assess the impact of the Year 2000 on American Century's systems, renovate or replace noncompliant critical systems and test those systems. In addition, the team has been working to gather information about the Year 2000 efforts of the funds' other major service providers. Although American Century believes its critical systems will function properly in the Year 2000, this is not guaranteed. If the efforts of American Century or its external service providers are not successful, the funds' business, particularly the provision of shareholder services, may be hampered.

     In addition, the issuers of securities the funds own could have Year 2000 computer problems. These problems could negatively affect the value of their securities, which, in turn, could impact the funds' performance. The manager has established a process to gather publicly available information about the Year 2000 readiness of these issuers. However, this process may not uncover all relevant information, and the information gathered may not be complete and accurate. Moreover, an issuer's Year 2000 readiness is only one of many factors the manager may consider when making investment decisions, and other factors may receive greater weight.

SH-SPL-15078  9812

                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575

                                                 [american century logo(reg.sm)]
                                                                American Century